    As filed with the Securities and Exchange Commission on January 31, 2001


                                               1933 Act Registration No. 2-91362
                                              1940 Act Registration No. 811-4040

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-lA


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                         Pre-Effective Amendment No. [ ]
                      Post-Effective Amendment No. 71 [ X ]
                                                  ---- ---

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                                                                       ---
                             Amendment No. 64 [ X ]
                                           --- ---
                        (Check appropriate box or boxes.)


                      PAINEWEBBER MANAGED INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202)778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:
[ ] Immediately upon filing pursuant to Rule 485(b)
[X] On February 1, 2001 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On _______________ pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of PaineWebber Strategy Fund.

PaineWebber
Strategy Fund

                          ----------------------------

                                   PROSPECTUS

                                FEBRUARY 1, 2001

                          ----------------------------


This prospectus offers Class A, Class B, Class C and Class Y shares in one of PaineWebber's stock funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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                            ------------------------
                           PaineWebber Strategy Fund


                                    Contents
                                    THE FUND



---------------------------------------------------------------------------------------------------------

What every investor                              3                         Investment Objective,
should know about                                                          Strategies and Risks
the fund                                         5                         Performance
                                                 6                         Expenses and Fee Tables
                                                 7                         More About Risks and
                                                                           Investment Strategies
                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------

Information for                                  9                         Managing Your Fund Account
managing your fund                                                         -- Flexible Pricing
account                                                                    -- Buying Shares
                                                                           -- Selling Shares
                                                                           -- Exchanging Shares
                                                                           -- Pricing and Valuation
                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------

Additional important                            15                         Management
information about                               17                         Dividends and Taxes
the fund                                        18                         Financial Highlights

---------------------------------------------------------------------------------------------------------

Where to learn more                                                        Back Cover
about PaineWebber
mutual funds


                         The fund is not a complete or
                          balanced investment program.

                                  ------------
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                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                         PaineWebber Strategy Fund
                INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund will invest substantially all of its assets in stocks of issuers that are on UBS Warburg's Highlighted Stocks'sm' list (previously known as PaineWebber's Highlighted Stocks list). UBS Warburg is a business group of UBS AG and operates through branches and subsidiaries of UBS AG around the world. In the United States UBS Warburg's securities activities are conducted through UBS Warburg LLC and PaineWebber Incorporated, U.S. registered broker-dealers. Historically, the Highlighted Stocks list has consisted primarily of common stocks of relatively large, well known U.S. companies.


Under normal circumstances, the fund will purchase only stocks that are included on the Highlighted Stocks list and will sell stocks that have been removed from the Highlighted Stocks list. The fund will purchase a stock that has been added or sell a stock that has been removed after publication of that change.

The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program.

Generally, the fund seeks to maintain equal weightings of its assets among the stocks on the Highlighted Stocks list. Any remaining assets may be invested by the fund's investment adviser, Mitchell Hutchins Asset Management Inc., in short-term debt obligations, money market instruments and options and futures contracts.


For more than a century, PaineWebber and its Research Department (which in 2000 became part of UBS Warburg) has been committed to providing superior equity research, resulting in one of the strongest franchises on Wall Street. The UBS Warburg Global Investment Strategy Group's approach to research seeks to place its recommendations in the context of broad social, economic and political themes. The Global Investment Strategy Group believes that the ability to spot emerging trends -- and the companies expected to benefit from them -- has proven critical to successful investing. The Global Investment Strategy Group aims to identify these themes before they emerge and become well recognized. While the Global Investment Strategy Group identifies several different industries and companies that are expected to benefit from each theme, the Highlighted Stocks list is a list of 'choice' companies from each theme.



The Global Investment Strategy Group periodically makes subjective decisions to add or delete companies from the Highlighted Stocks list, but the list is not compiled with any client or product in mind, including the fund. Historically, the Highlighted Stocks list has included approximately 25 stocks, which are typically covered by UBS Warburg's Research Analysts and carry a 'strong buy' or 'buy' rating. As of December 1, 2000, the Highlighted Stocks list consisted of 43 stocks. Stocks are usually added to or deleted from the Highlighted Stocks list at the beginning of a month, but revisions may also be made on other days.


PRINCIPAL RISKS:


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



  Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.



  Highlighted Stocks Investing Risk -- Because the fund invests only in stocks that are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks, often focused in market sectors that correspond to the investment themes underlying the list. As a


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


  result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified. The fund's investment results will not be the same as the price returns reported for the Highlighted Stocks list. UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list.



More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'



       Highlighted Stocks is a service mark of PaineWebber Incorporated.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


                                  PERFORMANCE
--------------------------------------------------------------------------------



RISK/RETURN BAR CHART AND TABLE



The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares, which have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges;
if it did, the total returns shown would be lower.



The table that follows the chart shows the average annual returns for each class of the fund's shares for the 2000 calendar year and since inception. That table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future.



TOTAL RETURN ON CLASS A SHARES (2000 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)



                              [GRAPH]

                 Calendar                  Total
                   Year                    Return
                 --------                  ------
                   2000                    (31.41%)



Best quarter during year shown: 1st quarter, 2000  -- 0.39%



Worst quarter during year shown: 4th quarter, 2000  -- (19.33)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000



                                          CLASS A     CLASS B     CLASS C     CLASS Y    S&P 500
CLASS                                    (12/2/99)   (12/2/99)   (12/2/99)   (12/2/99)    INDEX
(INCEPTION DATE)                         ---------   ---------   ---------   ---------    -----
One Year...............................  (31.41)%    (31.90)%    (31.90)%    (31.18)%    (9.10)%
Life of Class..........................  (27.92)%    (28.40)%    (28.40)%    (27.64)%    (3.47)%


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...............................   4.5%      None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)...............................   None        5%        1%      None
Exchange Fee...............................................   None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                                            -------   -------   -------   -------
Management Fees...........................................    0.75%     0.75%     0.75%     0.75%
Distribution and/or Service (12b-1) Fees..................    0.25      1.00      1.00      0.00
Other Expenses............................................    0.16      0.18      0.18      0.14
                                                             -----     -----     -----     -----
Total Annual Fund Operating Expenses......................    1.16%     1.93%     1.93%     0.89%
                                                             -----     -----     -----     -----
                                                             -----     -----     -----     -----




EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
Class A.......................................    $563     $802     $1,060     $1,796
Class B (assuming sales of all shares at end
  of period)..................................     696      906      1,242      1,870
Class B (assuming no sales of shares).........     196      606      1,042      1,870
Class C (assuming sales of all shares at end
  of period)..................................     296      606      1,042      2,254
Class C (assuming no sales of shares).........     196      606      1,042      2,254
Class Y.......................................      91      284        493      1,096


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


                                  MORE ABOUT
                        RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------



PRINCIPAL RISKS



The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.



Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.



Highlighted Stocks Investing Risk. Because the fund invests only in stocks that are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks, often focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified.



The fund's investment results will not be the same as the price returns reported for the Highlighted Stocks list. Deviations from the Highlighted Stocks list's reported price returns will result because the Highlighted Stocks list's price returns are calculated using the prices of the stocks at the close of the stock market before changes to the Highlighted Stocks list are announced, and they do not reflect the execution of actual purchases or sales. Fund purchases and sales, however, will be affected by market conditions following the publication of changes to the Highlighted Stocks list and will be subject to competing orders by other PaineWebber and UBS Warburg clients who invest based on the Highlighted Stocks list recommendations. In addition, because the Highlighted Stocks list is a paper portfolio that is not managed to a target number of stocks, no 're-balancing' of actual investments is done when stocks are added to or deleted from the list. Although the fund will 're-balance' periodically to establish equal weightings of its assets among the stocks on the Highlighted Stocks list, the fund may not be able to maintain equal weightings at all times. The fund will also be subject to daily cash flows, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage fees, as well as the advisory fees and other expenses that the fund bears. In addition, to the extent the fund invests part of its assets in short-term debt obligations, money market instruments and options and futures contracts, its investment results will differ from those of the Highlighted Stocks list.



UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list. In that event, or in the event that the Highlighted Stocks list contains fewer than 20 stocks, the fund will determine how to proceed consistent with the fund's investment objective and the interests of its shareholders.



It is possible that the Highlighted Stocks list will include stocks of issuers for which UBS Warburg, PaineWebber or one of their affiliates performs banking services for which it receives fees, as well as stocks of issuers in which UBS Warburg, PaineWebber or one of their affiliates makes a market and may have long or short positions. When UBS Warburg, PaineWebber or one of their affiliates is engaged in certain activities for an issuer that is on the Highlighted Stocks list, Mitchell Hutchins may be prohibited from additional purchases or sales of that issuer's stock for the re-balancing of the fund.



Price returns reported for the Highlighted Stocks list do not predict the future results of the Highlighted Stocks list or the fund. Materials showing any price returns of the Highlighted Stocks list do not reflect the fund's performance.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS



Strategies Using Derivatives. The fund may use 'derivatives' such as stock options and futures contracts -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- in strategies intended to simulate investment in the stocks in the S&P 500 Index or other stock indices when it is impractical to invest substantially all of its assets in stocks that are on the Highlighted Stocks list because of diversification requirements that apply to mutual funds. In addition, the fund may use these derivatives while keeping a cash balance for fund management purposes, such as to provide liquidity to meet anticipated sales of its shares by shareholders and for fund operating expenses, or to facilitate trading and reduce transaction costs.



The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them.



Foreign Investing. If the Highlighted Stocks list includes foreign securities, the fund will invest in them. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


ADDITIONAL INVESTMENT STRAGEIES

Cash Reserves. The fund may invest a portion of its total assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments either for liquidity, in anticipation of shareholder redemptions of fund shares, or because the diversification requirements that apply to mutual funds prevent it from investing substantially all its assets in the stocks that are on the Highlighted Stocks list. This can occur if the Highlighted Stocks list includes fewer than 20 issuers, because the fund's investments in stocks generally will be equally weighted.


Portfolio Turnover. The fund is expected to have an annual turnover greater than 100% (high portfolio turnover) because it will make additions and deletions to its portfolio to reflect changes in the Highlighted Stocks list.



Trading to keep the fund's portfolio consistent with, and equally weighted among, the stocks on the Highlighted Stocks list may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Trading also will result in higher fund expenses due to transaction costs.



The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.




                                  ------------
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                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------



FLEXIBLE PRICING

The fund offers four classes of shares  -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest in the fund and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.


The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES


                                                                                  REALLOWANCE TO SELECTED
                                        SALES CHARGE AS A PERCENTAGE OF:               DEALERS AS
        AMOUNT OF INVESTMENT           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
        --------------------           --------------   -------------------    ----------------------------
Less than $50,000....................       4.50%              4.71%                        4.25%
$50,000 to $99,999...................       4.00               4.17                         3.75
$100,000 to $249,999.................       3.50               3.63                         3.25
$250,000 to $499,999.................       2.50               2.56                         2.25
$500,000 to $999,999.................       1.75               1.78                         1.50
$1,000,000 and over(1)...............       None               None                         1.00(2)


---------


(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.



(2) Mitchell Hutchins pays 1% to the dealer.


Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

your spouse, parents or children under age 21;

your Individual Retirement Accounts (IRAs);

certain employee benefit plans, including 401(k) plans;

                                  ------------
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                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

 a company that you control;

 a trust that you created;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

 Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

 Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  --  you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

 Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

 Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or


 Acquire fund shares through a PaineWebber InsightOne'sm' Program brokerage account.




CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                     PERCENTAGE BY WHICH THE
      IF YOU SELL                      SHARES' NET ASSET
    SHARES WITHIN:                    VALUE IS MULTIPLIED:
    --------------                    --------------------
1st year since purchase.............          5%
2nd year since purchase.............          4
3rd year since purchase.............          3
4th year since purchase.............          2
5th year since purchase.............          2
6th year since purchase.............          1
7th year since purchase.............         None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 First, Class B shares representing reinvested dividends, and

                                  ------------
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                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

 Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

 You participate in the Systematic Withdrawal Plan;

 You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 You receive a tax-free return of an excess IRA contribution;


You receive a tax-qualified retirement plan distribution following retirement;


 The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;


 The shares are held in trust and the death of the trustee requires liquidation of the trust; or



 The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.




CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.


Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.



Sales Charge Waivers. You may be eligible to sell your Class C shares without paying a contingent deferred sales charge if:



 You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 eligible employees or less than $1 million in assets; or



 The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.



NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES



If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.




CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 Buy shares through PaineWebber's PACE'sm' Multi Advisor Program;

 Buy $10 million or more of PaineWebber fund shares at any one time;

 Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or


 Are a corporation, bank, trust company, insurance company, pension fund, employee


                                  ------------
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                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


 benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.


The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.


Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.


BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 Mailing an application with a check; or

 Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account.                 $1,000
To add to an account..............  $  100

The fund may waive or reduce these amounts for:

 Employees of PaineWebber or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

                                  ------------
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                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
 (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES


You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.



Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:


 Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

                                  ------------
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                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

Mail the letter to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.


NOTE ON POTENTIAL CLOSING OF FUND TO FUTURE PURCHASES AND EXCHANGE PURCHASES



The fund will stop accepting new purchases and exchange purchases into the fund when the fund's total assets combined with those of a comparable offshore investment pool reach approximately $2.5 billion. The fund may withdraw, cancel or modify the offering of shares without notice. The fund may also refuse any order in whole or in part. Shares of the offshore investment pool are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries.


PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value money market instruments that will mature in 60 days or less.

                                  ------------
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                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                                    MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On December 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $60.1 billion.


PORTFOLIO MANAGER

T. Kirkham Barneby, supported by his quantitative investment team, is responsible for the day-to-day management of the fund's portfolio. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation.

INVESTMENT CONSULTANT


UBS Warburg makes available the Global Investment Strategy Group, headed by Edward M. Kerschner, to consult with Mitchell Hutchins regarding the investment themes and stocks covered by UBS Warburg Research Analysts. Mr. Kerschner is the Chief Global Strategist of UBS Warburg and Chairman of the Investment Policy Committee. Mr. Kerschner joined PaineWebber in 1982.


ADVISORY FEES

The fund pays advisory fees to Mitchell Hutchins at the annual contract rate of 0.75% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.


ADDITIONAL INFORMATION ABOUT THE HIGHLIGHTED STOCKS LIST



The Highlighted Stocks list was created by PaineWebber Incorporated and is currently maintained by the Global Investment Strategy Group at UBS Warburg. Since January 1988, the Highlighted Stocks list has included between 11 and 43 stocks, although on average it has consisted of 25 stocks. That list, as well as the investment themes, changes regularly. While the companies on the list generally have been relatively large, well known U.S. companies, the list is not restricted to those types of companies.



Mitchell Hutchins does not have access to information regarding additions or deletions for the Highlighted Stocks list prior to their publication. UBS Warburg and PaineWebber publish other lists of recommended securities that could be appropriate for fund investors but that are not used by Mitchell Hutchins for the fund.



The Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. The average number of stocks on the Highlighted Stocks list and the frequency of additions to and deletions from the Highlighted Stocks list change from year to year, and there are no targets for such numbers in future years. The stocks selected for the Highlighted Stocks list constitute only a


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


'paper portfolio' that does not reflect actual trading and does not have an actual performance record. The Highlighted Stocks list's price return is simply an arithmetic average of the price returns for the stocks selected for the Highlighted Stocks list. It does not represent the return on any fund or any other account that involves actual trading. The price returns would not be indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the Highlighted Stocks list does not include a cash component, price returns are based on a constant 100% investment in the stocks on the Highlighted Stocks list.



The results for the Highlighted Stocks list portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock's capital appreciation or depreciation during the period that it is on the Highlighted Stocks list and dividing that by the highest number of stocks that were on the Highlighted Stocks list at any point during the month. The results may be calculated using the prices of the stocks at the opening of the stock market after changes to the Highlighted Stocks list are announced. They do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Highlighted Stocks list would be able to execute purchases and sales at the prices used to calculate the price returns. Price returns are based on 100% investment in the stocks on the Highlighted Stocks list.





                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund

                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays income dividends and distributes any realized gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.


The fund expects that its dividends will include distributions of both capital gain and ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income dividends if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.


                                  ------------
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                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the table, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).



This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.



                                           FOR THE PERIOD DECEMBER 2, 1999'D' THROUGH SEPTEMBER 30, 2000
                                           --------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C          CLASS Y
                                           -----------      -----------      -----------      -----------
Net asset value, beginning of period.....   $  10.00         $  10.00         $  10.00         $  10.00
                                            --------         --------         --------         --------
Net investment loss......................      (0.06)           (0.12)           (0.12)           (0.03)
Net realized and unrealized losses from
  investment and futures transactions....      (1.25)           (1.25)           (1.25)           (1.26)
                                            --------         --------         --------         --------
Total decrease from investment
  operations.............................      (1.31)           (1.37)           (1.37)           (1.29)
                                            --------         --------         --------         --------
Net asset value, end of period...........   $   8.69         $   8.63         $   8.63         $   8.71
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Total investment return(1)...............     (13.10)%         (13.70)%         (13.70)%         (12.90)%
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Ratios/Supplemental Data:
Net assets, end of period (000's)........   $465,776         $616,435         $439,329         $ 25,231
Expenses to average net assets, net of
  waivers from adviser(2)................       1.16 %*          1.93 %*          1.93 %*          0.89 %*
Net investment loss to average net
  assets, net of waivers from
  adviser(2).............................      (0.63)%*         (1.41)%*         (1.41)%*         (0.37)%*
Portfolio turnover rate..................        121 %            121 %            121 %            121 %


--------------


 'D' Commencement of operations.



 *   Annualized.



(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for the period has not been annualized.



(2) For the period December 2, 1999 through September 30, 2000, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.



                                  ------------
--------------------------------------------------------------------------------


                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Strategy Fund


TICKER SYMBOL:       Strategy Fund Class:   A:  PWKAX
                                            B:  PWKBX
                                            C:  PWKCX
                                            Y:  PWKYX



If you want more information about the fund, the following documents are available free upon request:



ANNUAL/SEMI-ANNUAL REPORTS



Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.


You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.



You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:



For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or



Free, from the EDGAR Database on the SEC's Internet website at:
http://www.sec.gov


PaineWebber Managed Investments Trust
-- PaineWebber Strategy Fund

Investment Company Act File No. 811-4040


'c'2001 PaineWebber Incorporated. All rights reserved.

                                  ------------
--------------------------------------------------------------------------------

                           PAINEWEBBER STRATEGY FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION


    PaineWebber Strategy Fund is a diversified series of PaineWebber Managed Investments Trust ('Trust'), a professionally managed, open-end management investment company organized as a Massachusetts business trust.



    The investment adviser, administrator and distributor for the fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the fund, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.



    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647-1568.



    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated February 1, 2001. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated February 1, 2001.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Strategies Using Derivative Instruments.....................   11
Organization of the Trust; Board Members and Officers;
  Principal Holders and Management Ownership of
  Securities................................................   19
Investment Advisory and Distribution Arrangements...........   26
Portfolio Transactions......................................   30
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................   32
Conversion of Class B Shares................................   37
Valuation of Shares.........................................   38
Performance Information.....................................   38
Taxes.......................................................   41
Other Information...........................................   43
Financial Statements........................................   44

                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.


    The fund's investment objective is long-term capital appreciation. The fund seeks to achieve this objective by investing at least 80% of its assets in the securities of issuers that are on UBS Warburg's Highlighted Stocks SM list. UBS Warburg is a business group of UBS AG and operated through branches and subsidiaries of UBS AG around the world. In the United States, UBS Warburg's securities activities are conducted through UBS Warburg LLC and PaineWebber Incorporated, U.S. registered broker-dealers. Historically, the Highlighted Stocks list has consisted primarily of common stocks of relatively large, well known U.S. companies, although it is not restricted to those types of companies.
As of                , the average capitalization of companies listed on the
Highlighted Stocks list was $ billion. The fund may invest up to 20% of its assets in short-term debt obligations, money market instruments and options and futures contracts.



    The fund will purchase a security that has been added to or sell a security that has been removed from the Highlighted Stocks list after publication of that change. The fund may trade in securities added to or deleted from the Highlighted Stocks list no earlier than the market open after relevant changes to the Highlighted Stocks list are announced. Under normal circumstances, the fund will not purchase stocks that are not included on the Highlighted Stocks list or keep stocks that have been removed from the Highlighted Stocks list.


    There is no assurance that the fund will be able to maintain an equal weighting of assets among all the stocks on the Highlighted Stocks list. In certain instances, such as when the Highlighted Stocks list contains fewer than 20 stocks, the fund may choose not to re-balance its portfolio following an announced change to the Highlighted Stocks list. The fund may be unable to purchase or sell sufficient securities due to market restrictions or diversification and illiquid security limitations imposed by the Investment Company Act of 1940 ('Investment Company Act'). In such circumstances, the fund may purchase options and futures contracts on security indices, index-based securities such as Standard and Poor's Depository Receipts ('SPDRs') and stocks not on the Highlighted Stocks list.





    The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program. Both the stocks on the Highlighted Stocks list and the investment themes will change from time to time. Changes to the list of stocks are normally made monthly but may be made more frequently. Themes have changed less frequently in the past.



    Other Investment Policies. The fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 33 1/3 of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell securities short 'against the box.'



    Highlighted Stocks is a service mark of PaineWebber Incorporated.


             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.


    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.


    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment.

    HIGHLIGHTED STOCKS LIST RISK. There can be no assurance that the equity securities of issuers on the Highlighted Stocks list will perform as anticipated. The past performance of these securities and issuers cannot be used to predict the future results of either the Highlighted Stocks list or the fund. The fund's investment results will not be identical to those of the Highlighted Stocks list for a number of reasons, including: (1) the timing of the fund's purchase and sale of stocks in response to changes in the Highlighted Stocks list -- the fund will buy and sell stocks only after publication of the changes to the Highlighted Stocks list has been made; (2) the fund's cash flow from purchases and sales of fund shares, which can occur daily and will result in portfolio purchases and sales; (3) the fees and expenses, including the costs of buying and selling stocks, that the fund bears; (4) the fund's possible inability to add to or subtract from its holdings of a stock on the Highlighted Stocks list at a given time, particularly in connection with the re-balancing of the fund's portfolio to establish equal weightings of its assets among the stocks on the Highlighted Stocks list; and (5) the fund's investment of part of its assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments, for example, for liquidity in anticipation of shareholder sales of fund shares or because the diversification requirements that apply to mutual funds prevent it from investing substantially all its assets in the stocks that are on the Highlighted Stocks list.


    While the fund intends to track the composition of the Highlighted Stocks list, the fund's purchases and sales of securities which are added to and deleted from the Highlighted Stocks may not be completed on the first trading day after changes to the Highlighed Stocks list are announced and in certain cases, may take several days or weeks to complete. Moreover, the purchases and sales of the fund, and other investors following the Highlighted Stocks list, could create a temporary imbalance between the supply and demand of the stocks on the list. This imbalance could adversely affect the time it takes the fund to complete its transactions, as well as the prices the fund pays or receives.



    Because the Highlighted Stocks list includes a relatively small number of issuers and the fund invests in stocks only if they are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks. As a result, changes in the market value of a single issuer's stock could affect the fund's performance and net asset value more severely than if its holdings were more diversified. The UBS Warburg Global Investment Strategy Group makes subjective decisions to add or delete companies from the Highlighted Stocks list, but the list is not compiled with any particular client or product in mind, including the fund. When selecting the companies for its Highlighted Stocks list, the Global Investment Strategy Group does not take industry sector diversification into account.



    UBS Warburg could at any time suspend or terminate publication of the Highlighted Stocks list. In that event, the fund will determine how to proceed consistent with its investment objective and the interests of its shareholders. It is also possible that the Highlighted Stocks list would include fewer securities than are necessary for the fund to satisfy the diversification requirements for qualifying as a regulated investment company ('RIC') under the Internal Revenue Code of 1986, as amended ('Code'). See 'Taxes.' In that event, the fund will invest in short-term debt obligations, money market instruments, options and futures contracts, index-based securities such as SPDRs and stocks not on the Highlighted Stocks list. Since January 1988, the Highlighted Stocks list has included between 11 and 43 stocks, although on average it has consisted of 25 stocks.



    It is possible that the Highlighted Stocks list will include stocks of issuers for which UBS Warburg, PaineWebber or one of their affiliates performs banking services for which it receives fees, as well as stocks of issuers in which UBS Warburg, PaineWebber or one of their affiliates makes a market and may have long or short positions. Fund purchases and sales will be affected by market conditions following publication of changes to the Highlighted Stocks list and will be subject to competing orders by other UBS Warburg and PaineWebber clients who invest based on the Highlighted Stocks list recommendations. If a stock is removed from or no longer appears on the Highlighted Stocks list because UBS Warburg or one of its affiliates is engaged in activities such as those mentioned above, the fund may continue to regard that stock as being on the Highlighted Stock list.



    Mitchell Hutchins does not have access to information regarding additions to or deletions from the Highlighted Stocks list prior to their publication. The Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. In addition to being available to the fund, the Highlighted Stocks list is also available to other clients of UBS Warburg and its affiliates, including Mitchell Hutchins, which may trade on the basis of the Highlighted Stocks list. UBS Warburg and PaineWebber publish other lists of recommended securities that could be appropriate for fund investors but which are not used by Mitchell Hutchins for the fund.


    INVESTING IN FOREIGN SECURITIES. Historically, the Highlighted Stocks list has only once included a foreign security. If the Highlighted Stocks list includes one or more foreign securities, the fund will invest in them. Investing in foreign securities involves more risks than investing in the United States. The value of foreign securities is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

    Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Additionally, the costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

    Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


    If the Highlighted Stocks list includes depositary receipts, including American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs') and Global Depositary Receipts ('GDRs'), or other securities convertible into securities of issuers based in foreign countries, the fund will invest in these receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.


    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    The fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. However, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Although the fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    FOREIGN CURRENCY TRANSACTIONS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. The fund's share value may change significantly when its investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

    The fund values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time the fund's foreign currencies may be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The fund may convert foreign currency to U.S. dollars from time to time.

    The value of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. The fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.


    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. To the extent the fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933 ('Securities Act') and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.


    Not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.



    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.


    The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.


    Mitchell Hutchins also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly dispostion of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.


    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.



    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'


    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. A fund may invest in the shares of other investment companies when, in the judgment of the applicable sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.



    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.



    SHORT SALES 'AGAINST THE BOX.' Short sales of securities the fund owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns are known as short sales 'against the box'. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'


    The fund might make a short sale 'against the box' to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment value or conversion premiums of such securities.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, the fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed delivery securities it holds, exceeds its net assets.


    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.' The fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

    MONEY MARKET INVESTMENTS. The fund may invest in money market investments for liquidity, in anticipation of shareholder redemptions of fund shares, or when the fund is unable to purchase or sell sufficient securities due to market restrictions or diversification and illiquid security limitations imposed by the Investment Company Act. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments.


    COUNTERPARTIES. The funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, each sub-adviser, subject to the supervision of the applicable board, monitors and evaluates the creditworthiness of the parties with which a fund does business.



    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under 'Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options, futures and swaps.


    SPDRS ('STANDARD & POOR'S DEPOSITORY RECEIPTS'). The fund may invest in SPDRs. SPDRs are exchange-traded securities that represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index.

    To the extent the fund invests in SPDRs, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. Indirectly then, fund shareholders may pay higher operational costs than if they owned the underlying investments directly. Additionally, the fund's investment in SPDRs is subject to limitations under the Investment Company Act and market availability.

    The price of a SPDR is derived from and based upon the securities it holds. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stocks, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of SPDRs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting a SPDR could adversely affect the liquidity and value of the shares of the fund.

INVESTMENT LIMITATIONS OF THE FUND


    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.


    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the composition of the Highlighted Stocks list.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        The following interpretation applies to but is not part of this fundamental restriction: The fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


    The fund will not:

        (1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS


    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and swaps. The fund may enter into transactions involving one or more type of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.


    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

    Options on Securities and Foreign Currencies -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.


    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, a contract is closed out prior to its expiration date.


    Interest Rate and Foreign Currency Futures Contracts -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment when it is impractical to invest substantially all its assets in stocks that are on the Highlighted Stocks list or while retaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to attempt to reduce the risk of adverse price movements ('hedge') while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. In addition, the fund also may use Derivative Instruments to enhance income or return, to reduce transaction costs and to facilitate trading.


    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest.

    Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and return strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

    (4) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and
Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, European-style options can only be exercised immediately prior to their expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    FUTURES. The fund may purchase and sell securities index futures contracts, interest rate futures contracts and foreign currency futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guideline, which can be changed by its board without shareholder vote:

        To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of its net assets.

    FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. In addition, the fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

    SWAP TRANSACTIONS. The fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

    The fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

    The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'The Fund's Investment, Related Risks and Limitations -- Segregated Accounts.' The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

    The fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

             ORGANIZATION OF THE TRUST; BOARD MEMBERS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES



    The Trust was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and presently has seven operating series. The Trust is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of the Trust as applicable, for each existing or future series, par value $0.001 per share.



    The Trust is governed by a board of trustees which oversees its operations. The trustees ('board members') and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:



    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
Margo N. Alexander*'D'; 53             Trustee          Mrs. Alexander is chairman (since March
                                                        1999), and a director of Mitchell
                                                        Hutchins (since January 1995) and an
                                                        executive vice president and a director
                                                        of PaineWebber (since March 1984). She
                                                        was chief executive officer of Mitchell
                                                        Hutchins from January 1995 to
                                                        October 2000. Mrs. Alexander is a
                                                        director or trustee of 30 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

Richard Q. Armstrong; 65               Trustee          Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                      of R.Q.A. Enterprises (management
One Old Church Road                                     consulting firm) (since April 1991 and
Unit #6                                                 principal occupation since March 1995).
Greenwich, CT 06830                                     He is also a director of AlFresh
                                                        Beverages Canada, Inc. (a Canadian
                                                        beverage subsidiary of Alfresh Foods
                                                        Inc.) (since October 2000). Mr.
                                                        Armstrong was chairman of the board,
                                                        chief executive officer and co-owner of
                                                        Adirondack Beverages (producer and
                                                        distributor of soft drinks and
                                                        sparkling/still waters) (October
                                                        1993-March 1995). He was a partner of
                                                        The New England Consulting Group
                                                        (management consulting firm) (December
                                                        1992-September 1993). He was managing
                                                        director of LVMH U.S. Corporation (U.S.
                                                        subsidiary of the French luxury goods
                                                        conglomerate, Louis Vuitton Moet
                                                        Hennessey Corporation) (1987-1991) and
                                                        chairman of its wine and spirits
                                                        subsidiary, Schieffelin & Somerset
                                                        Company (1987-1991). Mr. Armstrong is a
                                                        director or trustee of 29 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
E. Garrett Bewkes, Jr.**'D';    Trustee and Chairman    Mr. Bewkes serves as a consultant to
74                                 of the Board of      PaineWebber (since May 1999). Prior to
                                      Trustees          November 2000, he was a director of
                                                        Paine Webber Group Inc. ('PW Group,'
                                                        formerly the holding company of
                                                        PaineWebber and Mitchell Hutchins) and
                                                        prior to 1996, he was a consultant to PW
                                                        Group. Prior to 1988, he was chairman of
                                                        the board, president and chief executive
                                                        officer of American Bakeries Company.
                                                        Mr. Bewkes is a director of Interstate
                                                        Bakeries Corporation. Mr. Bewkes is a
                                                        director or trustee of 40 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

Richard R. Burt; 53                    Trustee          Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave., N.W.                            LLP (international investments and
Washington, DC 20004                                    consulting firm) (since March 1994) and
                                                        a partner of McKinsey & Company
                                                        (management consulting firm) (since
                                                        1991). He is also a director of Archer-
                                                        Daniels-Midland Co. (agricultural
                                                        commodities), Hollinger International
                                                        Co. (publishing), Homestake Mining Corp.
                                                        (gold mining), six investment companies
                                                        in the Deutsche Bank family of funds,
                                                        nine investment companies in the Flag
                                                        Investors family of funds, The Central
                                                        European Fund, Inc. and The Germany
                                                        Fund, Inc., vice chairman of Anchor
                                                        Gaming (provides technology to gaming
                                                        and wagering industry) (since July 1999)
                                                        and chairman of Weirton Steel Corp.
                                                        (makes and finishes steel products)
                                                        (since April 1996). He was the chief
                                                        negotiator in the Strategic Arms
                                                        Reduction Talks with the former Soviet
                                                        Union (1989-1991) and the U.S.
                                                        Ambassador to the Federal Republic of
                                                        Germany (1985-1989). Mr. Burt is a
                                                        director or trustee of 29 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
Meyer Feldberg; 58                     Trustee          Mr. Feldberg is Dean and Professor of
Columbia University                                     Management of the Graduate School of
101 Uris Hall                                           Business, Columbia University. Prior to
New York, NY 10027                                      1989, he was president of the Illinois
                                                        Institute of Technology. Dean Feldberg
                                                        is also a director of Primedia, Inc.
                                                        (publishing), Federated Department
                                                        Stores, Inc. (operator of department
                                                        stores) and Revlon, Inc. (cosmetics).
                                                        Dean Feldberg is a director or trustee
                                                        of 37 investment companies for which
                                                        Mitchell Hutchins, PaineWebber or one of
                                                        their affiliates serves as investment
                                                        adviser.

George W. Gowen; 71                    Trustee          Mr. Gowen is a partner in the law firm
666 Third Avenue                                        of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                      to May 1994, he was a partner in the law
                                                        firm of Fryer, Ross & Gowen. Mr. Gowen
                                                        is a director or trustee of 37
                                                        investment companies for which Mitchell
                                                        Hutchins, PaineWebber or one of their
                                                        affiliates serves as investment adviser.

Frederic V. Malek; 64                  Trustee          Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                             Partners (merchant bank) and chairman of
Suite 350                                               Thayer Hotel Investors II and Lodging
Washington, DC 20004                                    Opportunities Fund (hotel investment
                                                        partnerships). From January 1992 to
                                                        November 1992, he was campaign manager
                                                        of Bush-Quayle '92. From 1990 to 1992,
                                                        he was vice chairman and, from 1989 to
                                                        1990, he was president of Northwest
                                                        Airlines Inc. and NWA Inc. (holding
                                                        company of Northwest Airlines Inc.).
                                                        Prior to 1989, he was employed by the
                                                        Marriott Corporation (hotels,
                                                        restaurants, airline catering and
                                                        contract feeding), where he most
                                                        recently was an executive vice president
                                                        and president of Marriott Hotels and
                                                        Resorts. Mr. Malek is also a director of
                                                        Aegis Communications Inc.
                                                        (tele-services), American Management
                                                        Systems, Inc. (management consulting and
                                                        computer related services), Automatic
                                                        Data Processing, Inc. (computing
                                                        services), CB Richard Ellis, Inc. (real
                                                        estate services), FPL Group, Inc.
                                                        (electric services), Global Vacation
                                                        Group (packaged vacations), HCR/Manor
                                                        Care, Inc. (health care) and Northwest
                                                        Airlines Inc. Mr. Malek is a director or
                                                        trustee of 29 investment companies for
                                                        which Mitchell Hutchins, PaineWebber or
                                                        one of their affiliates serves as
                                                        investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
Carl W. Schafer; 65                    Trustee          Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                            Foundation (charitable foundation
Princeton, NJ 08542                                     supporting mainly oceanographic
                                                        exploration and research). He is a
                                                        director of Labor Ready, Inc. (temporary
                                                        employment), Roadway Express, Inc.
                                                        (trucking), The Guardian Group of Mutual
                                                        Funds, the Harding, Loevner Funds,
                                                        E.I.I. Realty Trust (investment
                                                        company), Electronic Clearing House,
                                                        Inc. (financial transactions
                                                        processing), Frontier Oil Corporation
                                                        and Nutraceutix, Inc. (biotechnology
                                                        company). Prior to January 1993, he was
                                                        chairman of the Investment Advisory
                                                        Committee of the Howard Hughes Medical
                                                        Institute. Mr. Schafer is a director or
                                                        trustee of 29 investment companies for
                                                        which Mitchell Hutchins, PaineWebber or
                                                        one of their affiliates serves as
                                                        investment adviser.

Brian M. Storms*'D'; 46         Trustee and President   Mr. Storms is chief executive officer
                                                        (since October 2000) and president and
                                                        of Mitchell Hutchins (since March 1999).
                                                        Mr. Storms was president of Prudential
                                                        Investments (1996-1999). Prior to
                                                        joining Prudential, he was a managing
                                                        director at Fidelity Investments. Mr.
                                                        Storms is a director or trustee of 30
                                                        investment companies for which Mitchell
                                                        Hutchins, PaineWebber or one of their
                                                        affiliates serves as investment adviser.

T. Kirkham Barneby*; 54            Vice President       Mr. Barneby is a managing director and
                                                        chief investment officer-quantitative
                                                        investments of Mitchell Hutchins. Mr.
                                                        Barneby is a vice president of 14
                                                        investment companies for which Mitchell
                                                        Hutchins, PaineWebber or one of their
                                                        affiliates serves as investment adviser.

Thomas Disbrow***; 34            Vice President and     Mr. Disbrow is a first vice president
                                 Assistant Treasurer    and a senior manager of the mutual fund
                                                        finance department of Mitchell Hutchins.
                                                        Prior to November 1999, he was a vice
                                                        president of Zweig/Glaser Advisers. Mr.
                                                        Disbrow is a vice president and
                                                        assistant treasurer of 30 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
Amy R. Doberman**; 38              Vice President       Ms. Doberman is a senior vice president
                                                        and general counsel of Mitchell
                                                        Hutchins. From December 1996 through
                                                        July 2000, she was general counsel of
                                                        Aeltus Investment Management, Inc. Prior
                                                        to working at Aeltus, Ms. Doberman was a
                                                        Division of Investment Management
                                                        Assistant Chief Counsel at the SEC. Ms.
                                                        Doberman is a vice president of 29
                                                        investment companies and a vice
                                                        president and secretary of one
                                                        investment company for which Mitchell
                                                        Hutchins, PaineWebber or one of their
                                                        affiliates serves as investment adviser.

Elbridge T. Gerry III*; 43         Vice President       Mr. Gerry is a managing director and
                                                        chief investment officer -- short-term
                                                        strategies and municipals of Mitchell
                                                        Hutchins. Prior to January 1996, he was
                                                        with J.P. Morgan Private Banking where
                                                        he was responsible for managing
                                                        municipal assets, including several
                                                        municipal bond funds. Mr. Gerry is a
                                                        vice president of 20 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

John J. Lee***; 32               Vice President and     Mr. Lee is a vice president and a
                                 Assistant Treasurer    manager of the mutual fund finance
                                                        department of Mitchell Hutchins. Prior
                                                        to September 1997, he was an audit
                                                        manager in the financial services
                                                        practice of Ernst & Young LLP. Mr. Lee
                                                        is a vice president and assistant
                                                        treasurer of 30 investment companies for
                                                        which Mitchell Hutchins, PaineWebber or
                                                        one of their affiliates serves as an
                                                        investment adviser.

Kevin J. Mahoney***; 33          Vice President and     Mr. Mahoney is a first vice president
                                 Assistant Treasurer    and a senior manager of the mutual fund
                                                        finance department of Mitchell Hutchins.
                                                        From August 1996 through March 1999, he
                                                        was the manager of the mutual fund
                                                        internal control group of Salomon Smith
                                                        Barney. Prior to August 1996, he was an
                                                        associate and assistant treasurer for
                                                        BlackRock Financial Management L.P. Mr.
                                                        Mahoney is a vice president and
                                                        assistant treasurer of 30 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH THE TRUST  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -----------------------  ----------------------------------------
Ann E. Moran***; 43              Vice President and     Ms. Moran is a vice president and a
                                 Assistant Treasurer    manager of the mutual fund finance
                                                        department of Mitchell Hutchins. Ms.
                                                        Moran is a vice president and assistant
                                                        treasurer of 30 investment companies for
                                                        which Mitchell Hutchins, PaineWebber or
                                                        one of their affiliates serves as
                                                        investment adviser.

Dianne E. O'Donnell**; 48        Vice President and     Ms. O'Donnell is a senior vice president
                                      Secretary         and deputy general counsel of Mitchell
                                                        Hutchins. Ms. O'Donnell is a vice
                                                        president and secretary of 29 investment
                                                        companies and a vice president and
                                                        assistant secretary of one investment
                                                        company for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

Paul H. Schubert***; 38          Vice President and     Mr. Schubert is a senior vice president
                                      Treasurer         and the director of the mutual fund
                                                        finance department of Mitchell Hutchins.
                                                        Mr. Schubert is a vice president and
                                                        treasurer of 30 investment companies for
                                                        which Mitchell Hutchins, PaineWebber or
                                                        one of their affiliates serves as
                                                        investment adviser.

Barney A. Taglialatela***; 39    Vice President and     Mr. Taglialatela is a vice president and
                                 Assistant Treasurer    a manager of the mutual fund finance
                                                        department of Mitchell Hutchins. Mr.
                                                        Taglialatela is a vice president and
                                                        assistant treasurer of 30 investment
                                                        companies for which Mitchell Hutchins,
                                                        PaineWebber or one of their affiliates
                                                        serves as investment adviser.

Keith A. Weller**; 39            Vice President and     Mr. Weller is a first vice president and
                                 Assistant Secretary    senior associate general counsel of
                                                        Mitchell Hutchins. Mr. Weller is a vice
                                                        president and assistant secretary of 30
                                                        investment companies for which Mitchell
                                                        Hutchins, PaineWebber or one of their
                                                        affiliates serves as investment adviser.


---------


* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.



** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.



*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.



'D' Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins and PaineWebber.



    The Trust pays board members who are not 'interested persons' of the Trust ('disinterested trustees') $1,000 annually for each series. The Trust pays such board members up to $150 per series for each board meeting and each separate meeting of a board committee. The Trust presently has seven series and thus pays each such trustee $7,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.



    The table below includes certain information relating to the compensation of the Trust's current board members from the Trust and the compensation of those board members from all PaineWebber funds during the periods indicated.


                             COMPENSATION TABLE'D'


                                                                 AGGREGATE       TOTAL COMPENSATION
                                                               COMPENSATION      FROM THE TRUST AND
                 NAME OF PERSON, POSITION                    FROM THE TRUST(1)   THE FUND COMPLEX(2)
                 ------------------------                    -----------------   -------------------
Richard Q. Armstrong, Trustee..............................       $13,605             $108,232
Richard R. Burt, Trustee...................................        13,605              108,232
Meyer Feldberg, Trustee....................................        13,605              173,982
George W. Gowen, Trustee...................................        16,494              173,982
Frederic V. Malek, Trustee.................................        13,605              108,232
Carl W. Schafer, Trustee...................................        13,365              106,372


---------


'D' Only independent board members are compensated by the Trust and the fund complex and identified above; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from the PaineWebber Funds.



(1) Represents total fees paid by the Trust to each board member indicated for the fiscal year ended September 30, 2000. These fees are allocated in part to the fund and in part to the other series of the Trust.



(2) Represents total compensation paid during the calendar year ended
    December 31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.



            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES



    As of December 31, 2000, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.



    As of December 31, 2000, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.





                                                               PERCENTAGE OF
                                                              CLASS Y SHARES
                                                                OWNED AS OF
                     NAME AND ADDRESS*                       DECEMBER 31, 2000
                     -----------------                       -----------------
Karl G. Mangold ...........................................       10.96%
Janet L. Mangold
Community Property

Long Beach Transit Contract ...............................        8.77%
Employees Profit Sharing Plan
Farmers & Merchants Tr, Trustee



---------



* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the fund pursuant to an advisory contract ('Advisory Contract') with the fund. Under the Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.


    During the period December 2, 1999 (commencement of operations) through September 30, 2000, Mitchell Hutchins earned (or accrued) advisory and administration fees of $11,425,383. During that period, Mitchell Hutchins voluntarily waived $22,702 of its fee under the Advisory Contract in connection with the fund's investment of cash collateral from securities lending in a private investment vehicle managed by Mitchell Hutchins.



    Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins;
(3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications;
(5) fees and salaries payable to trustees who are not interested persons of the fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders;
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and
(18) costs of mailing, stationery and communications equipment.


    Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the fund.


    UBS Warburg makes the Global Investment Strategy Group, headed by Edward M. Kerschner, available to consult with Mitchell Hutchins regarding the development of investment themes and stocks covered by the Research Department. Mr. Kerschner is UBS Warburg's Chief Global Strategist and Chairman of its Investment Policy Committee. UBS Warburg does not receive a fee for these consulting services.



    SECURITIES LENDING. During the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund paid (or accrued) $104,297 to PaineWebber for its services as securities lending agent.



    NET ASSETS. The following table shows the approximate net assets as of December 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                              NET ASSETS
                    INVESTMENT CATEGORY                         ($MIL)
                    -------------------                         ------
Domestic (excluding Money Market)...........................  $ 7,957.2
Global......................................................    4,588.6
Equity/Balanced.............................................    8,494.8
Fixed Income (excluding Money Market).......................    4,051.0
    Taxable Fixed Income....................................    2,650.3
    Tax-Free Fixed Income...................................    1,400.7
Money Market Funds..........................................   47,578.9



    PERSONAL TRADING POLICIES. The fund and Mitchell Hutchins each have adopted a code of ethics under rule 17f-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.



    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of the fund under a distribution contract with the fund ('Distribution Contract'). The Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the fund ('PW Dealer Agreements'), PaineWebber and its correspondent firms sell the fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.


    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), the fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, the fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of that Class. There is no distribution plan with respect to the fund's Class Y shares.

    Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

    Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

     Offset the commissions it pays to PaineWebber for selling the fund's Class B and Class C shares, respectively.

     Offset the fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

    PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from the fund or investors at the time Class B or C shares are bought.

    Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

    The Plans and the related Distribution Contract for Class A, Class B and Class C shares specify that the fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the fund. Annually, the board of the fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

    Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the fund shall be committed to the discretion of the board members who are not 'interested persons' of their fund.

    In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.


    The fund paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under Class A, Class B and Class C plans during the period December 2, 1999 (commencement of operations) through September 30, 2000:



Class A......................................   $1,196,355
Class B.......................................  $5,928,983
Class C.......................................  $4,269,046



    Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the period December 2, 1999 (commencement of operations) through September 30, 2000:



                                    CLASS A



Marketing and Advertising.....................   $941,824
Amortization of commissions...................   $      0
Printing of Prospectuses and SAIs.............   $  8,318
Branch network costs allocated and interest
  expense.....................................   $127,644
Service fees paid to PaineWebber Financial
  Advisers....................................   $459,906



                                    CLASS B



Marketing and Advertising.....................  $1,167,885
Amortization of commissions...................  $2,351,412
Printing of Prospectuses and SAIs.............  $   11,008
Branch network costs allocated and interest
  expense.....................................  $  789,917
Service fees paid to PaineWebber Financial
  Advisers....................................  $  569,511

                                    CLASS C




Marketing and Advertising.....................  $  840,617
Amortization of commissions...................  $1,230,363
Printing of Prospectuses and SAIs.............  $    7,847
Branch network costs allocated and interest
  expense.....................................  $  138,234
Service fees paid to PaineWebber Financial
  Advisers....................................  $  410,122


    'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the fund's shares, including the PaineWebber retail branch system.

    In approving the fund's overall Flexible Pricing'sm' system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.


    In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and
(6) Mitchell Hutchins' shareholder service-related expenses and costs.



    In approving the Class B Plan, the board of the fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.



    In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.


    With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.


    Under the Distribution Contract for the period set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges for Class A shares, and retained the following approximate amounts, net of reallowances to PaineWebber as dealer.



                                                                   FOR THE PERIOD
                                                                  DECEMBER 2, 1999
                                                                       THROUGH
                                                                 SEPTEMBER 30, 2000
                                                                 ------------------
Earned...................................................            $17,479,812
Retained.................................................            $   251,578



    Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the period December 2, 1999 through September 30, 2000:



Class A..................................................            $        0
Class B..................................................            $3,139,548
Class C..................................................            $  650,198


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund paid $1,545,863 in brokerage commissions.



    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair.

Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the period December 2, 1999 (commencement of operations) through September 30, 2000, the fund did not pay any brokerage commissions to PaineWebber.



    During the period December 2, 1999 through September 30, 2000, Mitchell Hutchins directed no transactions to brokers chosen because they provided research services.


    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Mitchell Hutchins may cause the fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the fund and its other clients.

    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons, and government representatives.

    For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.


    Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    The fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.


    During the period ended September 30, 2000, the fund did not own any securities issued by its regular broker-dealers.



    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rate for the period December 2, 1999 (commencement of operations) through September 30, 2000 was 121%.


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

     Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a re-balancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

    COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

    An 'eligible group of related fund investors' can consist of any combination of the following:

        (a) an individual, that individual's spouse, parents and children;

        (b) an individual and his or her individual retirement account ('IRA');

        (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

        (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

        (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

        (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

        (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

        (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

    RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus
(2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.





    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying PFPC Inc. ('PFPC') of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rule for Class A Shareholders' below.



    PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE'sm' PROGRAM. An investor who participates in the PaineWebber InsightOne'sm' Program is eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne'sm' Program offers a non-discretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Accountholders may purchase or sell certain investment products without paying commissions or other markups/markdowns
(other than the asset-based program fee). For more information, investors should contact their PaineWebber Financial Advisors.


    WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


    PURCHASES OF CLASS Y SHARES THROUGH THE PACE'sm' MULTI ADVISOR PROGRAM. An investor who participates in the PACE'sm' Multi Advisor Program is eligible to purchase Class Y shares. The PACE'sm' Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE'sm' Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE'sm' Multi Advisor Program.



    PAYMENTS BY MITCHELL HUTCHINS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, Mitchell Hutchins may, from time to time, make payments out of his own resources to PaineWebber and other dealers who sell Class Y shares to shareholders who buy $10 million or more of PACE or PaineWebber fund shares at any one time.



    PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(K) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan for employees of PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of the PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.


    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in 'good form.' The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


    AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.



    SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:


     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


    An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are transmitted (and can be wired to client account as well as mailed) approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.


    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

    TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA)'r'

    Shares of PaineWebber mutual funds (each a 'PW fund' and, collectively, the 'PW funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, and margin borrowing power, if applicable to the account.

    To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

    The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW funds and/or mutual funds other than the PW funds may be offered through the Plan.


    PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.


    PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;


     comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

     check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;


     Platinum MasterCard'r', with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard'r' are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;


     24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     unlimited electronic funds transfer and bill payment service for an additional fee;

     expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

     automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.


    The annual account fee for an RMA account is $85, which includes the Platinum MasterCard'r', with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard'r'.


                          CONVERSION OF CLASS B SHARES


    Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset value per share of the two classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of the Class B shares occurs. For this purpose, the date of initial issuance means (i) the date on which such Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's
Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



    The conversion feature is conditioned on the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Code and that the conversion of shares does not constitute a taxable event. Mitchell Hutchins has no reason to believe that this condition will not continue to be met. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase.


                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on U.S. and foreign exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

    All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the applicable board. The foreign currency exchange transactions of the fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.


    In determining the approximate market value of portfolio instruments, the trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.


                            PERFORMANCE INFORMATION

    Past performance of the Highlighted Stocks list does not predict future results of the Highlighted Stocks list or the fund. Materials showing any performance of the Highlighted Stocks list do not reflect performance for the fund, which is managed by Mitchell Hutchins and the results of which will vary from the performance of the Highlighted Stocks list. The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)n =  ERV
where:          P =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T =  average annual total return of shares of that class
                n =  number of years
              ERV =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


    The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual returns.



    CLASS                                   CLASS A          CLASS B             CLASS C               CLASS Y
(INCEPTION DATE)                            (12/2/99)        (12/2/99)           (12/2/99)             (12/2/99)
----------------                            ---------        ---------           ---------             ---------
Inception to September 30, 2000:
    Standardized Return*..................  (17.00)%          (18.02)%              (14.56)%            (12.90)%
    Non-Standardized Return...............  (13.10)%          (13.70)%              (13.70)%            (12.90)%



---------



* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.


    OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indices, including the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in these materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.


    The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on the fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

    The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

    The fund may also compare its performance to general trends in the stock and bond markets as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


                             [PERFORMANCE GRAPH]


DATE          S&P 500 TR      U.S. LT GVT TR   U.S. 30 DAY TBILL TR  U.S. INFLATION
               10,000.00           10,000.00        10,000.00             10,000.00
 1926          11,162.39           10,776.94        10,326.65              9,851.03
 1927          15,347.01           11,739.09        10,649.32              9,646.20
 1928          22,039.60           11,751.29        11,028.22              9,553.09
 1929          20,184.89           12,153.34        11,551.84              9,571.72
 1930          15,159.46           12,719.49        11,830.28              8,994.45
 1931           8,589.88           12,044.17        11,957.22              8,137.82
 1932           7,886.13           14,072.68        12,072.21              7,299.83
 1933          12,143.86           14,062.25        12,108.12              7,337.07
 1934          11,968.66           15.472.12        12,127.84              7,486.06
 1935          17;673.97           16,243.27        12,148.29              7,709.52
 1936          23,669.21           17,463.98        12,169.84              7,802.64
 1937          15,378.71           17,504.49        12,207.32              8,044.73
 1938          20,164.82           18,472.89        12,205.34              7,821.27
 1939          20,081.98           19,570.17        12,207.84              7,784.02
 1940          18,117.08           20,761:38        12,208.43              7,858.52
 1941          16,016.93           20,955.05        12,215.72              8,622.03
 1942          19,274.82           21,629.41        12;248.46              9,422.75
 1943          24,266.95           22,080.23        12,290.98              9,720.69
 1944          29,060.29           22,701.72        12,331.60              9,925.53
 1945          39,648.73           25,138.61        12,372.24             10,149.00
 1946          36,448.55           25,113.03        12,415,93             11,992.56
 1947          38,529.03           24,454.30        12,478.43             13,072.66
 1948          40,648.57           25,285.43        12,579.65             13,426.47
 1949          48,287.45           26,916.01        12,718.36             13,184.38
 1950          63.600.83           26,931.95        12,870.42             13,947.88
 1951          78,875.47           25,873.16        13,062.55             14,767.25
 1952          93,362.88           26,173.35        13,278.87             14,897.61
 1953          92,439.36           27,125.25        13,521.04             14,990.72
 1954         141,084.30           29,074.81        13,637.85             14,916.24
 1955         185,614.31           28,698.98        13,852.46             14,972.10
 1956         197,783.08           27,095.71        14,193.12             15,400.39
 1957         176,457.22           29,116.62        14,638.65             15,865.94
 1958         252,975.49           27,342.33        14,864.30             16,145.28
 1959         283,219.01           26,725.14        15,303.09             16,387.34
 1960         284,549.07           30,407.48        15,710.58             16,629.43
 1961         361,059.97           30,703.48        16,044.66             16,741.16
 1962         329,544.85           32,817.93        16,483.27             16,946.02
 1963         404,685.04           33,216.07        16,996.97             17,225.36
 1964         471,388.06           34,380.67        17,597.94             17,430.24
 1965         530,080.79           34,624.67        18,289.05             17,765.43
 1966         476,737.29           35,889.09        19,159.48             18,361.32
 1967         591,038.25           32,594.07        19,966.10             18,919.96
 1968         656,415.40           32,509.25        21,005.49             19,813.85
 1969         600,590.17           30,859.83        22,388.45             21,024.28
 1970         624,653.19           34,595.70        23,849.29             22,178.86
 1971         713,980.75           39,172.61        24,895.35             22,923.76
 1972         849,600.93           41,399.96        25,851.32             23,705.91
 1973         724,804.78           40,941.74        27,642.90             25,791.62
 1974         532,968.88           42,724.56        29,855.18             28,938.78
 1975         731,385.37           46,653.47        31,587.85             30,968.59


 1976         906,384.62           54,470.22        33,193.31             32,458.38
 1977         841,505.76           54,095.35        34,892.88             34,655.79
 1978         896,800.98           53,458.42        37,398.47             37,784.29
 1979       1,063,692.01           52,798.73        41,279.02             42,812.22
 1980       1,409,434.02           50,714.96        45,916.93             48,119.53
 1981       1,340,044.07           51,657.12        52,670.79             52,421.26
 1982       1,628,773.90           72,506.62        58,223.92             54,450.94
 1983       1,996,150.90           72,979.19        63,346.65             56,518.01
 1984       2,121,384.45           84,274.13        69,585.90             58,752.67
 1985       2,794,432.38          110,371.13        74,960.23             60,968.05
 1986       3,316,015.80          137,446.10        79,579.60             61,656.90
 1987       3,490,127.20          133,715.73        83,929.10             64,375.67
 1988       4,069,780.39          146,650.06        89,256.76             67,220.69
 1989       5,359,334.11          173,215.18        96,727.93             70,344.63
 1990       5,192,971.88          183,924.22       104,285.74             74,640.06
 1991       6,775,048.41          219,420.47       110,120.81             76,927:25
 1992       7,291,265.52          237,092.29       113,981.99             79,158.65
 1993       8,026,130.50          280,338.97       117,283.97             81,334.25
 1994       8,132,111.92          258,555.54       121,862.11             83,509.90
 1995      11,187,972.53          340,435.81       128,680.84             85,629.73
 1996      13,756,765.16          337,265.16       135,381.34             88,474.75
 1997      18,346,477.29          390,735.67       142,496.37             89,980.95
 1998      23,589,639.22          441,776.77       149,415.86             91,431.35
 1999      28,553,263.24          402,176.99       156,414.26             93,885.88
 2000      25,953,663.27          488,560.50       165,632.11             97,514.32






---------


Source: Stocks, Bonds, Bills and Inflation 2000 Yearbook'TM' Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).


    The chart is shown for illustrative purposes only and does not represent the fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.


    Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 2000, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 grew to $25,953,663, significantly more than any other investment.


                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.


    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and determined without regard to any deduction for dividends paid) ('Distribution Requirement') and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.



    OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.



    A portion of the dividends from the fund's investment company taxable income (whether paid in cash or in additional fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received, and gains realized, by the fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts derived by the fund with respect to its business of investing in securities or foreign currencies, qualify as permissible income under the Income Requirement.


    Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ('section 1256 contracts'). Any section 1256 contracts the fund holds at the end of each taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.



    Offsetting positions the fund holds or enters into in any actively traded security, option or futures contract may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to 'mixed straddles.'



    When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.



    If the fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the fund. The board members intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

    CLASSES OF SHARES. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust (which has more than one series) may elect all of the board members of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. The custodian employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the foreign assets of the fund outside the United States. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington,
DE 19809, serves as the fund's transfer and dividend disbursing agent.


    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Trust and the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.


                              FINANCIAL STATEMENTS



    The fund's Annual Report to shareholders for its fiscal period ended September 30, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


                                  ------------


                                                                     PaineWebber
                                                                   Strategy Fund
                                      ------------------------------------------
                                             Statement of Additional Information
                                                                February 1, 2001
                                      ------------------------------------------


                                                                     PAINEWEBBER

'c'2001 PaineWebber Incorporated. All rights reserved.

                               PART C. OTHER INFORMATION

Item 23. Exhibits


         (1)      (a)      Amended and Restated Declaration of Trust 1/

                  (b)      Amendment to Declaration of Trust effective April 8, 1998 2/

                  (c)      Amendment to Declaration of Trust effective July 9, 1998 2/

                  (d)      Amendment to Declaration of Trust effective August 19, 1998 3/

                  (e)      Amendment to Declaration of Trust effective June 22, 1999 4/

                  (f)      Amendment to Declaration of Trust effective July 28, 1999 5/

         (2)      Restated By-Laws 1/

         (3)      Instruments defining the rights of holders of the Registrant's shares of beneficial interest 6/

         (4)      (a)      Investment Advisory and Administration Contract with respect to Asia Pacific Growth
                           Fund and Low Duration U.S. Government Income Fund 1/

                  (b)      Investment Advisory and Administration Contract with respect to PaineWebber Strategy Fund 3/

                  (c)      Interim Investment Management and Administration Contract with respect to High Income Fund,
                           Investment Grade Income Fund, U.S. Government Income Fund and Tax-Managed Equity Fund 7/

                  (d)      Investment Advisory Fee Agreement with respect to PaineWebber Low Duration U.S. Government
                           Income Fund 1/

                  (e)      Investment Advisory Fee Agreement with respect to PaineWebber Asia Pacific Growth
                           Fund 8/

                  (f)      Investment Advisory Fee Agreement with respect to PaineWebber Strategy Fund 5/

                  (g)      Sub-Investment Advisory Contract with Pacific Investment Management Company LLC with respect to PaineWebber Low Duration U.S. Government Income Fund (filed herewith)

                  (h)      Sub-Advisory Contract with Schroder Investment Management North America Inc. with respect to PaineWebber Asia Pacific Growth Fund 6/

                  (i)      Interim Sub-Advisory Contract with Pacific Investment Management Company LLC with respect to U.S. Government Income Fund 7/

                  (j)      Interim Sub-Advisory Contract with Metropolitan West Asset Management, LLC with respect to Investment Grade Income Fund 7/

                  (k)      Interim Sub-Advisory Contract with Massachusetts Financial Services Company with respect to High Income Fund 7/

                  (l)      Interim Sub-Advisory Contract with Institutional Capital Corporation with respect to Tax-
                           Managed Equity Fund 7/

                  (m)      Interim Sub-Advisory Contract with Westwood Management Corporation with respect to
                           Tax-Managed Equity Fund 7/

         (5)      (a)      Distribution Contract (filed herewith)

                  (b)      Dealer Agreement (filed herewith)

         (6)      Bonus, profit sharing or pension plans - none


         (7)      Custodian Agreement 1/

         (8)      Transfer Agency Agreement 9/

         (9)      Opinion and consent of counsel (filed herewith)

         (10)     Other opinions, appraisals, rulings and consents:  Auditor's Consent (filed herewith)

         (11)     Financial statements omitted from prospectus - none

         (12)     Letter of investment intent 1/

         (13)     (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 3/

                  (b)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 3/

                  (c)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 3/

                  (d)      Addendum to Class C Plan for PaineWebber Strategy Fund 5/

         (14)     Multiple Class Plan pursuant to Rule 18f-3 7/

         (15)     (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor 10/

                  (b)      Code of Ethics for Pacific Investment Management Company LLC 7/

                  (c)      Code of Ethics for Metropolitan West Asset Management, LLC 7/

                  (d)      Code of Ethics for Massachusetts Financial Services Company 11/

                  (e)      Code of Ethics for Schroder Investment Management North America 7/

                  (f)      Code of Ethics for Institutional Capital Corporation 12/

                  (g)      Code of Ethics for Westwood Management Corporation 12/




-----------------

1/ Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

2 Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

3/ Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

6/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

7/ Incorporated by reference from Post Effective Amendment No. 68 to the registration statement, SEC File No. 2-91362, filed October 31, 2000.

8/ Incorporated by reference from Post Effective Amendment No. 50 to the registration statement, SEC File No. 2-91362, filed July 7, 1997.

9/ Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

10/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

11/ Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement, SEC File No. 2-91362, filed December 22, 2000.

12/ Incorporated by reference from Post-Effective Amendment No. 46 to the registration statement of PaineWebber America Fund, SEC File No. 2-78626, filed October 30, 2000.


Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

         Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with, or having a claim against, the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

         Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, the trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

         Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Section 9 of each Investment Advisory and Administration Contract or Interim Investment Management and Administration Contract ("each an Advisory Contract") between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Trust provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Each sub-advisory contract or interim sub-advisory contract contains similar provisions with respect to the applicable sub-adviser. Section 10 of each Advisory Contract provides that the trustees shall not be liable for any obligations of the Trust under the Advisory Contract and that Mitchell Hutchins shall look only to the assets and property of the Trust in settlement of such right or claim and not to the assets and property of the trustees.

         Section 9 of the Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Distribution Contract.

         Section 9 of the Dealer Agreement contains provisions similar to
Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

         Section 10 of the Distribution Contract contains provisions similar to that of the section of the Investment Advisory and Administration Contracts limiting the liability of the Trust's trustees.

         Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Mitchell Hutchins, a Delaware corporation, is a registered investment advisor and is a wholly owned subsidiary of PaineWebber which is a wholly owned indirect subsidiary of UBS AG. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

         Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser for PaineWebber Low Duration U.S. Government Income Fund and U.S. Government Income Fund. Information as to the officers and managing directors and partners of PIMCO is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-48187) and is incorporated herein by reference.

         Schroder Investment Management North America Inc. ("SIMNA") serves as the sub-adviser for PaineWebber Asia Pacific Growth Fund. Information regarding the officers and directors of SIMNA is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-15834) and is incorporated herein by reference.

         Metropolitan West Asset Management LLC ("MWAM") serves as sub-adviser for Investment Grade Income Fund. Information regarding the officers and directors of MWAM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-53332) and is incorporated herein by reference.

         Massachusetts Financial Services Company ("MFS") serves as sub-adviser for High Income Fund. Information regarding the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-17352) and is incorporated herein by reference.

         Institutional Capital Corporation ("ICAP") serves as a sub-adviser for Tax-Managed Equity Fund. Information on the officers and directors of ICAP is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-40779) and is incorporated herein by reference.

         Westwood Management Corporation ("Westwood") serves as a sub-adviser for PaineWebber Tax-Managed Equity Fund. Information on the officers and directors of Westwood is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-18727) and is incorporated herein by reference.

Item 27. Principal Underwriters

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following other investment companies:

                  ALL-AMERICAN TERM TRUST INC.
                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  MANAGED HIGH YIELD PLUS FUND INC.
                  MITCHELL HUTCHINS LIR MONEY SERIES
                  MITCHELL HUTCHINS SECURITIES TRUST
                  MITCHELL HUTCHINS SERIES TRUST
                  PAINEWEBBER AMERICA FUND
                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                  PAINEWEBBER INDEX TRUST
                  PAINEWEBBER INVESTMENT SERIES
                  PAINEWEBBER INVESTMENT TRUST
                  PAINEWEBBER INVESTMENT TRUST II
                  PAINEWEBBER MANAGED ASSETS TRUST
                  PAINEWEBBER MANAGED INVESTMENTS TRUST
                  PAINEWEBBER MASTER SERIES, INC.
                  PAINEWEBBER MUNICIPAL SERIES
                  PAINEWEBBER MUTUAL FUND TRUST
                  PAINEWEBBER OLYMPUS FUND
                  PAINEWEBBER SECURITIES TRUST
                  STRATEGIC GLOBAL INCOME FUND, INC.
                  2002 TARGET TERM TRUST INC.

         (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.

                                  Position and Offices With        Position and Offices with
Name                              Registrant                       Underwriter or Dealer
----                              ----------                       ----------------------
Margo N. Alexander*               Trustee                          Chairman and a Director of Mitchell Hutchins and
                                                                   an Executive Vice President and a Director of
                                                                   PaineWebber
Brian M. Storms*                  Trustee and President            Chief Executive Officer and President of Mitchell
                                                                   Hutchins
T. Kirkham Barneby*               Vice President                   Managing Director and Chief Investment Officer
                                                                   - Quantitative Investments of Mitchell Hutchins
Thomas Disbrow***                 Vice President and Assistant     First Vice President and a Senior Manager of the
                                  Treasurer                        Mutual Fund Finance Department of Mitchell
                                                                   Hutchins
Amy R. Doberman**                 Vice President                   Senior Vice President and General Counsel of
                                                                   Mitchell Hutchins
John J. Lee***                    Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins
Kevin J. Mahoney***               Vice President and Assistant     First Vice President and a Senior Manager of the
                                  Treasurer                        Mutual Fund Finance Department of Mitchell
                                                                   Hutchins
Ann E. Moran***                   Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins
Dianne E. O'Donnell**             Vice President and Secretary     Senior Vice President and Deputy General
                                                                   Counsel of Mitchell Hutchins
Paul H. Schubert***               Vice President and Treasurer     Senior Vice President and the Director of the
                                                                   Mutual Fund Finance Department of Mitchell
                                                                   Hutchins
Barney A. Taglialatela***         Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins
Keith A. Weller**                 Vice President and Assistant     First Vice President and Senior Associate General
                                  Secretary                        Counsel of Mitchell Hutchins

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

         (c) None.

Item 28. Location of Accounts and Records

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019-6028 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of January, 2001.

                                           PAINEWEBBER MANAGED INVESTMENTS TRUST

                                           By: /s/ Dianne E. O'Donnell
                                              ---------------------------------
                                                   Dianne E. O'Donnell
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                             Title                                     Date
---------                             -----                                     ----
/s/ Brian M. Storms
-------------------------------       President and Trustee                     January 30, 2001
Brian M. Storms*                      (Chief Executive Officer)

/s/ E. Garrett Bewkes, Jr.            Trustee and Chairman
-------------------------------       of the Board of Trustees                  January 30, 2001
E. Garrett Bewkes, Jr.**

/s/ Margo N. Alexander
-------------------------------       Trustee                                   January 30, 2001
Margo N. Alexander**

/s/ Richard Q. Armstrong
-------------------------------       Trustee                                   January 30, 2001
Richard Q. Armstrong**

/s/ Richard R. Burt
-------------------------------       Trustee                                   January 30, 2001
Richard R. Burt**

/s/ Meyer Feldberg
-------------------------------       Trustee                                   January 30, 2001
Meyer Feldberg**

/s/ George W. Gowen
-------------------------------       Trustee                                   January 30, 2001
George W. Gowen**

/s/ Frederic V. Malek
-------------------------------       Trustee                                   January 30, 2001
Frederic V. Malek**

/s/ Carl W. Schafer
-------------------------------       Trustee                                   January 30, 2001
Carl W. Schafer**

/s/ Paul H. Schubert                  Vice President and Treasurer (Chief       January 30, 2001
-------------------------------       Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit No. 16 to Post-Effective Amendment No. 28 to the registration statement of PaineWebber Securities Trust, SEC File 33-55374, filed November 30, 2000.

** Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                      PAINEWEBBER MANAGED INVESTMENTS TRUST

                                  EXHIBIT INDEX


Exhibit
Number
-------

         (1)      (a)      Amended and Restated Declaration of Trust 1/

                  (b)      Amendment to Declaration of Trust effective April 8, 1998 2/

                  (c)      Amendment to Declaration of Trust effective July 9, 1998 2/

                  (d)      Amendment to Declaration of Trust effective August 19, 1998 3/

                  (e)      Amendment to Declaration of Trust effective June 22, 1999 4/

                  (f)      Amendment to Declaration of Trust effective July 28, 1999 5/

         (2)      Restated By-Laws 1/

         (3)      Instruments defining the rights of holders of the Registrant's shares of beneficial interest 6/

         (4)      (a)      Investment Advisory and Administration Contract with respect to Asia Pacific Growth
                           Fund and Low Duration U.S. Government Income Fund 1/

                  (b)      Investment Advisory and Administration Contract with respect to PaineWebber Strategy Fund 3/

                  (c)      Interim Investment Management and Administration Contract with respect to High Income Fund,
                           Investment Grade Income Fund, U.S. Government Income Fund and Tax-Managed Equity Fund 7/

                  (d)      Investment Advisory Fee Agreement with respect to PaineWebber Low Duration U.S. Government
                           Income Fund 1/

                  (e)      Investment Advisory Fee Agreement with respect to PaineWebber Asia Pacific Growth
                           Fund 8/

                  (f)      Investment Advisory Fee Agreement with respect to PaineWebber Strategy Fund 5/

                  (g)      Sub-Investment Advisory Contract with Pacific Investment Management Company LLC with respect to PaineWebber Low Duration U.S. Government Income Fund (filed herewith)

                  (h)      Sub-Advisory Contract with Schroder Investment Management North America Inc. with respect to PaineWebber Asia Pacific Growth Fund 6/

                  (i)      Interim Sub-Advisory Contract with Pacific Investment Management Company LLC with respect to U.S. Government Income Fund 7/

                  (j)      Interim Sub-Advisory Contract with Metropolitan West Asset Management, LLC with respect to Investment Grade Income Fund 7/

                  (k)      Interim Sub-Advisory Contract with Massachusetts Financial Services Company with respect to High Income Fund 7/

                  (l)      Interim Sub-Advisory Contract with Institutional Capital Corporation with respect to Tax-
                           Managed Equity Fund 7/

                  (m)      Interim Sub-Advisory Contract with Westwood Management Corporation with respect to
                           Tax-Managed Equity Fund 7/


         (5)      (a)      Distribution Contract (filed herewith)

                  (b)      Dealer Agreement (filed herewith)

         (6)      Bonus, profit sharing or pension plans - none

         (7)      Custodian Agreement 1/

         (8)      Transfer Agency Agreement 9/

         (9)      Opinion and consent of counsel (filed herewith)

         (10)     Other opinions, appraisals, rulings and consents: Auditor's Consent (filed herewith)

         (11)     Financial statements omitted from prospectus - none

         (12)     Letter of investment intent 1/

         (13)     (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class A Shares 3/

                  (b)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 3/

                  (c)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 3/

                  (d)      Addendum to Class C Plan for PaineWebber Strategy Fund 5/

         (14)     Multiple Class Plan pursuant to Rule 18f-3 7/

         (15)     (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor 10/

                  (b)      Code of Ethics for Pacific Investment Management Company LLC 7/

                  (c)      Code of Ethics for Metropolitan West Asset Management, LLC 7/

                  (d)      Code of Ethics for Massachusetts Financial Services Company 11/

                  (e)      Code of Ethics for Schroder Investment Management North America 7/

                  (f)      Code of Ethics for Institutional Capital Corporation 12/

                  (g)      Code of Ethics for Westwood Management Corporation 12/



-----------------

1/ Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

2 Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

3/ Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

5/ Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

6/ Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

7/ Incorporated by reference from Post Effective Amendment No. 68 to the registration statement, SEC File No. 2-91362, filed October 31, 2000.

8/ Incorporated by reference from Post Effective Amendment No. 50 to the registration statement, SEC File No. 2-91362, filed July 7, 1997.

9/ Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

10/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

11/ Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement, SEC File No. 2-91362, filed December 22, 2000.

12/ Incorporated by reference from Post-Effective Amendment No. 46 to the registration statement of PaineWebber America Fund, SEC File No. 2-78626, filed October 30, 2000.




                           STATEMENT OF DIFFERENCES
                           ------------------------

The service mark symbol shall be expressed as............................ 'sm'
The copyright symbol shall be expressed as .............................. 'c'
The registered trademark symbol shall be expressed as ................... 'r'
The dagger symbol shall be expressed as ................................. 'D'